UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 09, 2012

BLACKWATER MIDSTREAM CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-51403 (Commission File Number)	26-2590455 (IRS Employer Identification No.)

660 LaBauve Drive Westwego, LA (Address of Principal Executive Offices)	70094 (Zip Code)

(504) 340-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 1, 2012, at the annual meeting of the stockholders of the Company, the stockholders adopted and approved that certain Agreement and Plan of Merger dated June 29, 2012 among Blackwater Midstream Holdings, LLC (“Parent”), Blackwater Acquisition Sub, Inc. ("Merger Sub") and the Company (the “Merger Agreement”).  On October 9, 2012, the Articles of Merger were filed with the Secretary of State of Nevada, thus completing and closing the merger of Merger Sub with and into the Company with the Company continuing as the surviving entity as a wholly owned subsidiary of Parent (the “Merger” and such time, the "Effective Time").  The terms of the Merger Agreement were previously described and a copy of the Merger Agreement was previously filed with our Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 3, 2012 which is incorporated by reference herein.

Item 5.01 Changes in Control of Registrant.

On October 9, 2012, the Company, Parent and Merger Sub filed the Articles of Merger with the State of Nevada, thus completing and closing the Merger Agreement and therein effecting a change in control of the Company.  Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, and in accordance with Chapter 92A of the Nevada Revised Statutes, Merger Sub was merged with and into the Company with the Company surviving as a wholly owned subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, all of the directors of the Company as of immediately prior to the Effective Time resigned as directors effective as of the Effective Time.

Pursuant to the terms of the Merger Agreement, the Company became a Nevada close corporation which acts through its sole shareholder, effective as of the Effective Time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the articles of incorporation and bylaws of the Company were amended and restated in their entirety to be in the form of Merger Sub’s articles of incorporation and bylaws in effect immediately prior to the Effective Time, except that the name of the Company remained “Blackwater Midstream Corp.”  The Second Amended and Restated Articles of Incorporation and the bylaws of the Company as of the Effective Time are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On October 10, 2012, ArcLight Capital Partners, LLC (“ArcLight”) issued a press release announcing the closing on the previously announced acquisition of the Company with subsidiaries of ArcLight.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of June 29, 2012, by and among Blackwater Midstream Holdings, LLC, Blackwater Acquisition Sub Inc. and Blackwater Midstream Corp. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2012)

3.1	Second Amended and Restated Articles of Incorporation of Blackwater Midstream Corp.

3.2	Bylaws of Blackwater Midstream Corp.

99.1	Press Release issued on October 10, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2012

BLACKWATER MIDSTREAM CORP. a Nevada corporation

By:	/s/ Donald St. Pierre
Donald St. Pierre Chief Financial Officer

Exhibit Index

Exhibit No	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of June 29, 2012, by and among Blackwater Midstream Holdings, LLC, Blackwater Acquisition Sub Inc. and Blackwater Midstream Corp. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2012)

3.1	Second Amended and Restated Articles of Incorporation of Blackwater Midstream Corp.

3.2	Bylaws of Blackwater Midstream Corp.

99.1	Press Release issued on October 10, 2012